Sales Costs	12 Months Ended
Dec. 31, 2017
Sales Costs
Sales Costs

19. Sales costs

Sales and marketing costs of EUR 16.9 million reflect a 93% increase compared with the previous year’s period (EUR 8.8 million). The sales and marketing costs include the costs of our own field sales team in Germany, Spain and in the U.S., as well as marketing expenses. This increase is mainly attributable to expenses for the further establishment and expansion of sales structures, and the marked rise in the number of sales staff in the U.S.

In 2016, sales and marketing costs of EUR 8.8 million reflected an approximately 110% increase compared with 2015 (EUR 4.2 million). The sales and marketing costs included the costs of our own field sales team in Germany, Spain and in the US, as well as marketing expenses. The increase was mainly attributable to expenses for the start-up of sales activities and to establish sales structures in the USA.